UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 23, 2020

Titan Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-13341	94-3171940
(Commission File Number)	(IRS Employer Identification No.)

400 Oyster Point Blvd., Suite 505, South San Francisco, CA 94080

(Address of principal executive offices and zip code)

650-244-4990

(Registrant’s telephone number including area code)

(Registrant’s former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	TTNP	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	TTNP	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On June 23, 2020, Titan Pharmaceuticals, Inc. (the “Company” or “Titan”) entered into an Agreement for Co-Promotion Partnership (the “Agreement”) with Indegene, Inc., a leading healthcare solutions company (“Indegene”), to establish multichannel digital marketing programs throughout the United States and expand the capabilities for the engagement of health care providers (“HCPs”) who are eligible to prescribe Titan’s Probuphine® (buprenorphine) implant to appropriate patients suffering from Opioid Use Disorder, or OUD.

Under the terms of the four-year Agreement, Indegene’s sophisticated multichannel marketing tools, predictive analytics, webinars and social media campaigns will be used along with its dedicated tele-representatives to help expand the universe of Probuphine Risk Evaluation and Mitigation Strategy (“REMS”)-certified HCPs and enable further expansion of maintenance treatment with Probuphine for appropriate OUD patients. The Company will continue its ongoing commercial efforts with its field sales and medical liaison personnel who will also provide support to Indegene as needed. Titan will be responsible for all training of HCPs, administration of the REMS program and regulatory affairs.

A copy of the press release issued on June 24, 2020 is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is filed herewith:

Exhibit Number	Description

99.1	Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 25, 2020	TITAN PHARMACEUTICALS, INC.

	By:	/s/ Sunil Bhonsle
		Name:	Sunil Bhonsle
		Title:	President and Chief Executive Officer

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